Exhibit 10.33

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the “Second Amendment”) is made this 29th day of September 2020, by and between WBL Properties 1, LLC, a Minnesota limited liability company, (“Landlord”), and StemoniX, Inc., a Minnesota corporation, (“Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated July 20th, 2017 and First Amendment to Lease dated August 10th, 2020 relating to approximately 14,932 square feet of real property, located within the Building having the street address of 13300 67th Avenue N. Maple Grove, Minnesota (the “Building”).

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to extend the Term of the Lease, adjust the Security Deposit and to reduce the Base Rent

NOW, THEREFORE, in consideration of the terms and provisions of this Second Amendment, as though separately and specifically set forth herein.

1.	Recitals. All the Recitals set forth above are hereby incorporated into the body of this Amendment, as though separately and specifically set forth herein.

2.	Defined Terms and Conflict. Any capitalized terms used, but not defined, in this Amendment shall be deemed to have the meanings respectively ascribed to those terms in the Lease. In the event of any conflicts between the terms and provisions of the Lease and those of this Amendment, the terms and provisions of this Amendment shall control, in all events.

3.	Amendment of Article 1.0: Term of Lease. Section 1.0 of the Lease is hereby modified to reflect a 5-year extension of the Term so that the Expiration Date of the lease is now July 31, 2027

4.	Amendment of Article 8.0. Section 8.0 of the Lease is amended so that the Security Deposit will be reduced to Twenty-Four Thousand Five Hundred Thirteen Dollars ($24,513) upon execution of this Second Amendment and completion of Tenant’s merger with Cancer Genetics Inc. Upon evidence of Tenant’s merger, Landlord will release the difference between the current Security Deposit as set forth in the First Amendment and the Security Deposit contemplated in this Second Amendment so that Tenant shall receive a partial refund in the amount of Forty-One Thousand Three Hundred Sixty-Five Dollars and 33/100 ($41,365.33).

5.	Amendment of Article 2.0: The Base Rent schedule in the Lease is hereby deleted in its entirety and replaced with the following:

Months	Monthly Base Rent
October 1, 2020 - July 31, 2021	$10,000
August 1, 2021 - July 31, 2022	$10,200
August 1, 2022 - July 31, 2023	$10,404
August 1, 2023 - July 3l, 2024	$10,612
August 1, 2024 - July 31, 2025	$10,824
August 1, 2025 - July 31, 2026	$11,041
August 1, 2026 - July 31, 2027	$11,262

6.	Lease Binding. The Lease, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof and hereof. The Lease has continuously been in full force and effect since the Commencement Date of the Lease. In the event of any conflict between the terms of the Lease and the terms of this Amendment, this Amendment shall control. This Amendment shall be binding upon and insure to the benefit of Landlord, Tenant and their respective successors and permitted assigns.

7.	Authority. The person signing this Amendment on behalf of Tenant represents that he or she has actual authority to sign this Amendment. The person signing this Amendment on behalf of Landlord represents that he or she has actual authority to sign this Amendment.

8.	Incorporation. This Amendment shall be incorporated into and made part of the Lease and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

9.	Entire Agreement. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof, and no promise, representation, warranty, or covenant not included in this Amendment has been or is relied upon by either party.

10.	Modification. This Amendment and the Lease cannot be modified in any manner other than by written modification executed by Landlord and Tenant.

11.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or email copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

(Signature Pages to Follow)

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first written above.

Landlord:

WBL Properties 1, LLC
a Minnesota limited liability company

By:	/s/ Jeff Sowada
Name:	Jeff Sowada
Title:	Mgr.

Tenant:

StemoniX, Inc.
a Minnesota corporation

By:	/s/ Andrew D.C. LaFrence
Name:	Andrew D.C. LaFrence
Title:	CFO and COO

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